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                                                                   EXHIBIT 10(d)


                    SCHEDULE IDENTIFYING MATERIAL DETAILS OF
                       EXECUTIVE AGREEMENTS SUBSTANTIALLY
                            SIMILAR TO EXHIBIT 10(b)


                                                                EFFECTIVE
    NAME                                                           DATE
    ----                                                        ------------
Thomas E. Hoaglin                                             February 15, 2001
Michael J. McMennamin                                         November 14, 2000
Ronald J. Seiffert                                              April 1, 1998
Frank Wobst                                                     April 1, 1998





                    SCHEDULE IDENTIFYING MATERIAL DETAILS OF
                       EXECUTIVE AGREEMENTS SUBSTANTIALLY
                            SIMILAR TO EXHIBIT 10(c)


                                                                EFFECTIVE
    NAME                                                           DATE
    ----                                                        ------------
Daniel B. Benhase                                              August 16, 2000
Richard A. Cheap                                                 May 4, 1998
Martin P. Mahan                                               February 16, 2000